                                      FORM OF
                             THE WARNACO GROUP, INC.
                            2005 STOCK INCENTIVE PLAN
                       NOTICE OF GRANT OF RESTRICTED STOCK

Grantee:            [Name]

     This Agreement is to certify that the Grantee named below has been granted the number of shares of Restricted Stock set forth below under the terms and conditions set forth in this Agreement (this Award, the "Restricted Stock"). The
Restricted Stock and this Agreement are subject to and incorporate by reference the terms and conditions of The Warnaco Group, Inc. 2005 Stock Incentive Plan
(the "Plan") and the Employment Agreement (the "Employment Agreement"), dated as of [ ], between the Grantee and The Warnaco Group, Inc. (the "Company"), to the
extent that the terms of the Employment Agreement relate to the terms and conditions of the award granted under this Agreement. The Restricted Stock is referred to under the Employment Agreement as "Career Shares". Capitalized terms used but not defined herein are defined in the Plan.

Number of                          [    ]
Restricted Stock Shares

Grant Date:                        [    ]

Vesting Schedule:                  50% on the earlier of (i) Grantee's 62nd
                                   birthday or (ii) upon the Grantee's
                                   obtaining fifteen (15) years of Vesting
                                   Service (as defined in the Employment
                                   Agreement); and 100% on the earliest of (i)
                                   the Grantee's 65th birthday, (ii) the tenth
                                   anniversary of the Grant Date or (iii) upon
                                   the Grantee obtaining twenty (20) years of
                                   Vesting Service.

Payment of Shares:                 Certificates representing vested shares
                                   shall be issuable immediately upon vesting.
                                   Except as otherwise provided in the
                                   Employment Agreement or the Plan, unvested
                                   shares will be forfeited upon Grantee's
                                   termination of employment.

Termination of                     See Section [  ] of the Employment Agreement.
Employment

Additional Terms:                  See the Plan and Employment Agreement. In
                                   addition:

     The Restricted Stock may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company and any Affiliate; provided that the designation by the Grantee of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

     By signing this Agreement, the Grantee acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and

provisions of the Plan including, but not limited to, Section 11(l) thereof
(relating to compliance with applicable law and regulations).

     Nothing in the Plan or in this Agreement shall confer upon the Grantee any right to continue in the employ of the Company or any subsidiary or shall interfere with or restrict in any way the right of the Company and its subsidiaries, which is hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever, with or without
Cause.

     The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

     This Agreement and the rights of the Grantee hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the
parties hereto as of the        day of          , 200_.

                                               THE WARNACO GROUP, INC.

                                               By:
                                                  ------------------------------

                                               Its:
                                                   -----------------------------

                                               [Name]

                                               ---------------------------------
                                                 Signature

                                               Address:
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